TRADEMARK ASSIGNMENT

     WHEREAS, KIMBERLY-CLARK WORLDWIDE, Inc., a subsidiary of KIMBERLY-CLARK CORPORATION (collectively "K-C") a Delaware corporation having a place of business in Roswell, GA, USA ("K-C"), is the owner of the trademarks:


US                    Regn/App No          Date of Reg/App
--                    -----------          ---------------
SHUR-STRIP            Reg. 1,156,937       June 9, 1981


US Common Law
--------------
COVERALL 5 'N 1
SHUR-CONFORM


Canada Common Law
-----------------
COVERALL 5 `N 1
SHUR-CONFORM
SHUR-STRIP


          WHEREAS, DERMA SCIENCES, INC. ("Derma"), a Pennsylvania corporation, having a place of business in Princeton, NJ, USA, wishes to acquire the entire right, title and interest in and to the trademarks identified above, any applications therefor and registrations thereof, and the goodwill of the business symbolized thereby;

                 NOW, THEREFORE, in consideration of the sum of One United States Dollar (U.S. $1.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, K-C hereby sells, assigns, transfers and sets over unto Derma the entire right, title and interest of K-C in and to said trademarks in the U.S. and Canada together with the goodwill of the business symbolized thereby.

                 Signed in Roswell, Georgia, USA, this 9th day of January, 2004


                           KIMBERLY-CLARK CORPORATION


                                    By:     __________________________
                                    Name:   Robert E. Abernathy
                                    Title:  President, Busines-to-Business

------------------
State of Georgia  }
                  }   ss:
County of Fulton  }
------------------

         On this __ day of ________________, 2004, personally appeared Joanne B. Bauer, to me known and known to me to be the President, Health Care, and acknowledged that she executed the foregoing Assignment on behalf of Kimberly-Clark Corporation and pursuant to authority duly received.

                           --------------------------
                           Notary Public
                           My commission expires on:  _____________, _______